UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2005 (January 1, 2005)

HOME INTERIORS & GIFTS, INC.

(Exact name of registrant as specified in its charter)

TEXAS		75-0981828
(State or other jurisdiction of	333-62021	(I.R.S. Employer
incorporation or organization)	(Commission file number)	Identification No.)

1649 Frankford Road West
Carrollton, Texas 75007-4605
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (972) 695-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Home Interiors & Gifts, Inc., “the Company” has promoted Mary-Knight Tyler to Chief Operating Officer effective January 1, 2005. Ms. Tyler has served the Company as Senior Vice-President, Operations since November 21, 2003, and as Vice-President of Financial Services from July 2001 to November 21, 2003. Prior to joining the Company, Ms. Tyler was the Chief Financial Officer of Employbridge and Senior Vice-President of Finance with Careerblazers. The employment contract between the Company and Ms. Tyler is in process of being negotiated and will be disclosed when final details become available. On January 6, 2005, the Company issued a press release regarding Ms. Tyler’s appointment, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is furnished with this Form 8-K.

     99.1 Press Release, dated January 6, 2005, relating to the appointment of Mary-Knight Tyler.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME INTERIORS & GIFTS, INC.
Date: January 6, 2005	By:	/s/ Kenneth J. Cichocki
Kenneth J. Cichocki
Sr. Vice President of Finance and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release, dated January 6, 2005, relating to the appointment of Mary-Knight Tyler.

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